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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ________________


                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  March 1, 2000



                         SOUTHERN MINERAL CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                NEVADA                       0-8043                36-2068676
     (State or Other Jurisdiction          (Commission          (I.R.S. Employer
          of Incorporation)               File Number)        Identification No.)

    1201 Louisiana Street, Suite 3350
             Houston, Texas                                      77002-5609
(Address of Principal Executive Offices)                         (Zip Code)



      Registrant's telephone number, including area code: (713) 658-9444

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

Item 2.  Acquisition or Disposition of Assets.

     On March 1, 2000, Southern Mineral Corporation, a Nevada corporation ("SMC"), sold the interests held by its subsidiary, Neutrino Resources, Inc., a Canadian oil and gas corporation incorporated under the Business Corporations Act (Alberta), in Inverness and Swan Hills fields in Alberta, Canada. As total consideration for the sale, Neutrino received $13.1 million Canadian (U.S. $9.0 million), subject to certain adjustments and rights of first refusals of approximately $2.3 million Canadian (U.S. $1.45 million).

     The terms and conditions of the sale are more fully described in the Agreement of Purchase and Sale, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Not applicable.

(b)  Pro Forma Financial Information (unaudited).

                   SELECTED PRO FORMA CONSOLIDATED FINANCIAL
                           INFORMATION (UNAUDITED)


     The unaudited pro forma consolidated financial statements have been prepared to give effect to the sale of Southern Mineral Corporation's interests by its subsidiary, Neutrino Resources, Inc., in the Inverness and Swan Hills fields in Alberta, Canada as if the sale had taken place on September 30, 1999 with respect to the unaudited pro forma consolidated balance sheet and as of January 1, 1998 with respect to the unaudited pro forma consolidated statements of operations for the year ended December 31, 1998 and the nine months ended September 30, 1999.

     The unaudited pro forma adjustments are based upon available financial information and assumptions that the management of Southern Mineral Corporation believes are reasonable. The unaudited pro forma consolidated financial statements included herein do not purport to represent the financial position or results of operations which would have occurred had such transactions been consummated on the dates indicated or Southern Mineral Corporation's financial position or results of operations for any future date or period.

     The following unaudited pro forma consolidated financial statements and notes thereto should be read in conjunction with the consolidated financial statements and related notes included in Southern Mineral Corporation's 1998 Annual Report on Form 10-K.

                 Southern Mineral Corporation and Subsidiaries
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                     (in thousands, except share amounts)
                              September 30, 1999

                                                                      Pro Forma            Pro-Forma
                                                       Historical     Adjustments          Consolidated
                                                       ----------     -----------          ------------
                Assets
                ------
Current assets:
    Cash and cash equilvalents                         $    1,271               -          $      1,271
    Receivables                                             4,825               -                 4,825
    Other                                                     577               -                   577
                                                       ----------     -----------          ------------
     Total current assets                                   6,673               -                 6,673

Property and equipment, at cost using
   successful efforts method for oil
   and gas activities:
    Oil and gas producing properties                      130,901         (14,375)    (1)       116,526
    Mineral rights                                              -               -                     -
    Unproven properties                                     2,435               -                 2,435
    Office equipment                                          545               -                   545
    Accumulated depreciation, depletion
     and amortization                                     (34,988)              -               (34,988)
                                                       ----------     -----------          ------------
                                                           98,893         (14,375)               84,518

Properties held for resale and other                        5,554               -                 5,554

                                                       ----------     -----------          ------------
     Total assets                                      $  111,120     $   (14,375)         $     96,745
                                                       ==========     ===========          ============

  Liabilities and Stockholders' Equity
  ------------------------------------

Current liabilities:
    Accounts payable and accrued liabilities           $    7,647     $         -          $      7,647
    Canadian bank loan                                     18,837               -                18,837
    Current portion of long-term debt                       5,564               -                 5,564
                                                       ----------     -----------          ------------
     Total current liabilities                             32,048               -                32,048

Long-term debt (less current portion)                      52,170          (8,914)    (1)        43,256
Deferred income taxes                                       6,815               -                 6,815

Stockholders' Equity
    Common stock                                              130               -                   130
    Additional paid-in capital                             30,874               -                30,874
    Accumulated other comprehensive loss                   (1,196)              -                (1,196)
    Retained deficit                                       (9,669)         (5,461)    (1)       (15,130)
    Less: treasury stock                                      (52)              -                   (52)
                                                       ----------     -----------          ------------
     Total stockholders' equity                            20,087          (5,461)               14,626
                                                       ----------     -----------          ------------

     Total liabilities and and stockholders' equity    $  111,120     $   (14,375)         $     96,745
                                                       ==========     ===========          ============

See accompanying notes to unaudited pro forma consolidated financial statements.

                 Southern Mineral Corporation and Subsidiaries
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     (in thousands, except share amounts)
                         Year ended December 31, 1998

                                                                             Pro-Forma        Pro-Forma
                                                           Historical      Adjustments       Consolidated
                                                           ----------      -----------       ------------
Revenue:
  Oil and gas                                               $  21,722      $      (973) (2)  $     20,749
  Loss on sale of properties and others                          (250)               -               (250)
                                                           ----------      -----------       ------------
     Total revenue                                             21,472             (973)            20,499

Expenses:
  Production                                                    8,518             (675) (2)         7,843
  Exploration                                                   3,635                -              3,635
  Impairment of proved oil and gas properties                   9,344                -              9,344
  Depreciation, depletion and amortization                     10,505             (833) (3)         9,672
  General and administrative                                    3,622                -              3,622
                                                           ----------       ----------       ------------
     Total expenses                                            35,624           (1,508)            34,116
                                                           ----------       ----------       ------------
  Income (loss) from operations                               (14,152)             535            (13,617)

Other income (deductions):
  Interest and other income                                       330                -                330
  Interest and debt expense                                    (5,362)             274  (4)        (5,088)
                                                           ----------       ----------       ------------
  Income (loss) before taxes                                  (19,184)             809            (18,375)

Provision (benefit) for income taxes                           (2,775)             361  (5)        (2,414)
                                                           ----------       ----------       ------------
  Net (loss) income                                        $  (16,409)      $      448       $    (15,961)
                                                           ==========       ==========       ============
Net income (loss) per share-basic                          $    (1.32)                       $      (1.28)
Net income (loss) per share-diluted                        $    (1.32)                       $      (1.28)

Weighted average number of shares outstanding-basic            12,422                              12,422
Weighted average number of shares outstanding-diluted          12,422                              12,422

See accompanying notes to unaudited pro forma consolidated financial statements.

                 Southern Mineral Corporation and Subsidiaries
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     (in thousands, except share amounts)
                     Nine months ended September 30, 1999

                                                                        Pro-Forma          Pro-Forma
                                                         Historical    Adjustments        Consolidated
                                                         ----------    -----------        ------------
Revenue:
  Oil and gas                                            $   18,411    $    (1,920) (2)   $     16,491
  Gain on sale of properties and others                      12,181              -              12,181
                                                         ----------    -----------        ------------
     Total revenue                                           30,592         (1,920)             28,672

Expenses:
  Production                                                  6,634         (1,209) (2)          5,425
  Exploration                                                 1,965              -               1,965
  Impairment of proved oil and gas properties                   210              -                 210
  Depreciation, depletion and amortization                    8,370         (1,162) (3)          7,208
  General and administrative                                  3,134              -               3,134
  Re-organization expenses                                    1,280              -               1,280
                                                         ----------    -----------        ------------
     Total expenses                                          21,593         (2,371)             19,222
                                                         ----------    -----------        ------------
  Income from operations                                      8,999            451               9,450

Other income (deductions):
  Interest and other income                                      79              -                  79
  Interest and debt expense                                  (5,273)           557  (4)         (4,716)
                                                         ----------    -----------        ------------

  Income before taxes                                         3,805          1,008               4,813

Provision (benefit) for income taxes                           (419)           450  (5)             31
                                                         ----------    -----------        ------------
  Net income                                             $    4,224    $       558        $      4,782
                                                         ==========    ===========        ============

Net income per share-basic                               $     0.33                       $       0.37
Net income per share-diluted                             $     0.31                       $       0.35

Weighted average number of shares outstanding-basic          12,822                             12,822
Weighted average number of shares outstanding-diluted        17,881                             17,881

See accompanying notes to unaudited pro forma consolidated financial statements.

                 SOUTHERN MINERAL CORPORATION AND SUBSIDIARIES
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                   December 31, 1998 and September 30, 1999

Note 1.  Basis of Presentation

     The unaudited pro forma consolidated financial statements reflect the effect of the sale of the Inverness and Swan Hills fields by Neutrino Resources, Inc., a wholly owned subsidiary of Southern Mineral Corporation for total consideration of $8.9 million (US dollars) that closed on March 1, 2000. The unaudited pro forma consolidated financial statements have been prepared to give effect to these transactions as if they had taken place as of January 1, 1998 with respect to the unaudited pro forma consolidated statements of operations for the year ended December 31, 1998 and the nine-month period ended September 30, 1999 and to give effect to the sale as if it had taken place on September 30, 1999 with respect to the unaudited pro forma consolidated balance sheet.

     The unaudited pro forma consolidated statement of operations for the year ended December 31, 1998 reflect the historical consolidated statement of operations of Southern Mineral Corporation, which includes the operations from the Company's Canadian subsidiary, Neutrino Resources Inc., as of July 1, 1998 as the Company purchased the outstanding common shares of Neutrino Resources Inc. effective June 30, 1998. The unaudited pro forma consolidated statements of operations for the year ended December 31, 1998 also reflect the necessary pro forma adjustments to remove the results of operations for the Inverness and Swan Hills fields for the period Southern Mineral Corporation owned Neutrino Resources Inc.


Note 2.  Pro Forma Entries

     The accompanying unaudited pro forma combined financial statements reflect adjustments to record the following:

     (1) To record the cash proceeds received as a reduction of outstanding debt and to record the reduction to oil and gas producing properties for the net book value of those properties sold as if the sale had taken place on September 30, 1999. Adjustment to retained earnings reflects the impairment of the net book value of the Inverness and Swan Hills fields to the estimated fair market value, recorded in the fourth quarter of 1999.

     (2) To reduce revenue and expenses for 1998 and 1999 for the amounts related to the oil and gas properties sold.

     (3) To adjust depreciation, depletion and amortization for 1998 and 1999 for the amounts related to the oil and gas properties sold.

     (4) To reduce interest expense for 1998 and 1999 for the reduction in the outstanding debt of the

Canadian subsidiary as a result of cash proceeds assumed to be applied against the Company's outstanding debt.

     (5) To adjust the provision for income taxes for the change in taxable income as a result of the divestiture at an assumed effective tax rate of 44.6% for the year ended December 31, 1998 and the nine months ended September 30, 1999, respectively.

(c)  Exhibits.

10.1 Agreement of Purchase and Sale, dated February 16, 2000, between Neutrino Resources Inc. and Star Oil & Gas Ltd.

99.1 Press Release, dated March 2, 2000.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SOUTHERN MINERAL CORPORATION



Date: March 16, 2000               By:  /s/ MICHAEL E. LUTTRELL
                                      --------------------------------
                                        Michael E. Luttrell
                                        Vice President-Finance and
                                        Chief Financial Officer

                               INDEX TO EXHIBITS

Exhibit
Number
------

10.1 Agreement of Purchase and Sale, dated February 16, 2000, between Neutrino Resources Inc. and Star Oil & Gas Ltd.

99.1      Press Release, dated March 2, 2000.